Supplement dated April 9, 2009
to the

Buffalo Funds®
Prospectus and Statement of Additional Information (“SAI”)
dated July 30, 2008

This supplement amends the Prospectus and SAI of the Buffalo Funds (the “Funds”) dated June 30, 2008 and replaces the supplements dated March 23, 2009 and April 2, 2009.

Buffalo Large Cap Fund

The Board of Trustees of Buffalo Funds has approved a revision to the definition of large capitalization companies for purposes of the Buffalo Large Cap Fund’s investment strategies.  Effective May 22, 2009, the first paragraph under the “Buffalo Large Cap Fund – Principal Investments and Investment Strategies” section of the Buffalo Funds’ prospectus is revised as follows:

The Buffalo Large Cap Fund normally invests at least 80% of its net assets in domestic common stocks and other equity securities of large capitalization (“large cap”) companies.  The Buffalo Large Cap Fund considers a company to be a large cap company if, at the time of purchase by the Fund, it has a market capitalization greater than or equal to the lesser of (1) $10 billion, or (2) the median market capitalization of companies in the S&P 500® Index.  The capitalization of the S&P 500® Index changes due to market conditions and changes with the composition of the S&P® 500 Index.  As of December 31, 2008, the median market capitalization of companies in the S&P 500® Index was approximately $6.17 billion.  In its selection process for the Buffalo Large Cap Fund, the Advisor seeks to identify a broad mix of large-cap companies across many industries that are expected to benefit from long-term industry, technological and other trends.  The Advisor also selects securities based upon: (1) fundamental analysis of industries and the economic cycle; (2) company-specific analysis such as product cycles and quality of management; and (3) rigorous valuation analysis.

The “Description of the Funds – Buffalo Large Cap Fund” section of the Buffalo Funds’ SAI is revised as follows:

Buffalo Large Cap Fund--seeks long-term capital growth by investing, under normal conditions, at least 80% of its net assets (plus any borrowings made for investment purposes) in domestic common stocks, preferred stocks, convertible stocks, securities with prices linked to the value of common stock and warrants.  The Fund considers a company to be a large cap company if, at the time of purchase by the Fund, it has a market capitalization greater than or equal to the lesser of (1) $10 billion, or (2) the median market capitalization of companies in the S&P 500® Index.  The capitalization of the S&P 500® Index changes due to market conditions and changes with the composition of the S&P® 500 Index.  As of December 31, 2008, the median market capitalization of companies in the S&P 500® Index was approximately $6.17 billion.  The Advisor seeks dividend income as a secondary consideration in its stock selection process.  The Fund will normally invest in a broad array of domestic common stocks that are diversified in terms of companies and industries.

Buffalo Small Cap Fund

Effective April 2, 2009, the Buffalo Small Cap Fund will remain open for purchases through broker-dealers indefinitely and the decision and timing for any future closing of the Fund will be at the discretion of Kornitzer Capital Management, Inc. (the “Fund’s Manager”).  In a prior prospectus supplement (dated November 24, 2008), the Buffalo Small Cap Fund re-opened for purchases through broker-dealers and stated that the Buffalo Small Cap Fund would remain open for such purchases until the date at which the Fund’s assets reached $1.3 billion.

While Fund assets are currently below this $1.3 billion threshold, market volatility and/or future net inflows could cause the Fund to exceed this threshold in the near-term.  Given the significant work involved in opening and closing the Fund and the extreme volatility of the stock market, the Fund’s Manager believes that setting a specific asset level for closing the Fund is unworkable in the current environment. The potential exists for the Buffalo Small Cap Fund’s assets to move above and below the $1.3 billion threshold repeatedly, thus causing uncertainty to existing and potential investors.  Therefore, the timing of any future closing of the Buffalo Small Cap Fund for purchases through broker-dealers will be determined by the Buffalo Small Cap Fund’s Manager and will be based on the best interests of the Buffalo Small Cap Fund’s shareholders.  In determining whether to keep the Buffalo Small Cap Fund open to purchases through broker-dealers, the Buffalo Small Cap Fund’s Manager will consider factors such as market volatility, net fund flows, market liquidity and company valuations.

Buffalo Microcap Fund, Buffalo China Fund and Buffalo International Fund

As of the date of this supplement, Mr. John Kornitzer has been removed as Portfolio Manager of the Buffalo China Fund, and Mr. Kent Gasaway and Mr. Robert Male have been removed as Portfolio Managers of the Buffalo Micro Cap Fund.   Additionally, Mr. William Kornitzer has been added as a Portfolio Manager of the Buffalo China Fund and Ms. Nicole Kornitzer has been added as a Portfolio Manager of the Buffalo China Fund and Buffalo International Fund.

The disclosure in the section entitled “Management and Investment Advisors - Portfolio Managers” on pages 58-59 of the Funds’ Prospectus is amended to reflect the changes noted above and to include the biography of Ms. Nicole Kornitzer as follows:

Nicole Kornitzer, CFA, Portfolio Manager and Research Analyst. Ms. Kornitzer worked for KCM as a research analyst from 2000-2002 and rejoined the firm in 2004. She has over 7 years of investment experience.  Ms. Kornitzer holds a B.A. in Biology from the University of Pennsylvania and a Masters Degree in French Cultural Studies from Columbia University in Paris, France.  Ms. Kornitzer serves as co-portfolio manager of the Buffalo China Fund and the Buffalo International Fund.

The disclosure in the sections entitled “Portfolio Managers of the Funds – Buffalo China Fund” and “Portfolio Managers of the Funds – Buffalo International Fund” on pages B-41 through B-43 of the Buffalo Funds’ SAI is amended to read as follows:

Buffalo China Fund

Other Accounts Managed by Portfolio Managers as of March 31, 2009
Buffalo China Fund
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
William Kornitzer	1	$13.5 million	2	$15.5 million	0	$0
Nicole Kornitzer	1	$13.5 million	2	$15.5 million	0	$0

Ownership of Securities in the Fund by Portfolio Managers as of March 31, 2009
Buffalo China Fund
Portfolio Manager	Dollar Range in Portfolio
William Kornitzer	$1 - $10,000
Nicole Kornitzer	$10,001 - $50,000

Buffalo International Fund

Other Accounts Managed by Portfolio Managers as of March 31, 2009
Buffalo International Fund
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
William Kornitzer	1	$14.2 million	2	$15.5 million	0	$0
Nicole Kornitzer	1	$14.2 million	2	$15.5 million	0	$0

Ownership of Securities in the Fund by Portfolio Managers as of March 31, 2009
Buffalo International Fund
Portfolio Manager	Dollar Range in Portfolio
William Kornitzer	$100,001 - $500,000
Nicole Kornitzer	$10,001 - $50,000

Prospectus - “Payments to Financial Intermediaries”

The language below is added to the “Additional Polices About Transactions – Payments to Financial Intermediaries” section on page 77 of the Funds’ Prospectus:

“These payments may provide an additional incentive to financial intermediaries to actively promote the Funds.  Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive to recommend a particular Fund.  As of the date of this supplement, the maximum amount of additional compensation that the Advisor or Distributor is paying to any intermediary from its own assets is 0.40% of average daily net assets attributable to the financial intermediary.  Revenue sharing arrangements are not financed by the Funds, and thus, do not result in increased Fund expenses.”

Please retain this supplement with your Prospectus and SAI.

The date of this supplement is April 9, 2009.